J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Emerging Markets Research Enhanced Equity Fund

(All Share Classes)

(a series of JPMorgan Trust IV)

Supplement dated May 26, 2021 to the

Summary Prospectuses and Prospectuses dated March 1, 2021, as supplemented

Effective immediately, the disclosures under the “Risk/Return Summary — What are the Fund’s main investment strategies? — Investment Process” and under the “More About the Funds — Additional Information about the Funds’ Investment Strategies — Emerging Markets Research Enhanced Equity Fund — Investment Process” sections are hereby deleted and replaced with the following to provide information on how the adviser integrates environmental, social and governance factors into its investment process:

Investment Process: In managing the Fund, the adviser combines fundamental research with a disciplined portfolio construction process. The adviser utilizes proprietary research, risk management techniques and individual security selection in constructing the Fund’s portfolio. In-depth, fundamental research into individual securities is conducted by research analysts who emphasize each issuer’s long-term prospects. This research allows the adviser to rank issuers within each sector group according to what it believes to be their relative value.

The adviser will ordinarily overweight securities which it deems to be attractive and underweight or not hold those securities which it believes are unattractive. The adviser may sell a security as its valuations or rankings change or if more attractive investments become available.

As a part of this analysis, research analysts seek to assess the risks presented by certain environmental, social and governance factors. While these particular risks are considered, securities of issuers presenting such risks may be purchased and retained by the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-EMREE-ESG-521